UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2018

Hardinge Inc.

(Exact Name of Registrant as Specified in its Charter)

New York	000-15760	16-0470200
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Hardinge Drive

Elmira, New York 14903

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:  (607) 734-2281

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company                                            ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Introductory Note

On May 25, 2018 (the “Closing Date”), pursuant to the Agreement and Plan of Merger, dated as of February 12, 2018, as amended (the “Merger Agreement”), by and among Hardinge Inc., a New York corporation (the “Company”), Hardinge Holdings, LLC, a Delaware limited liability company (“Parent”), and Hardinge Merger Sub, Inc., a New York corporation and a direct wholly owned subsidiary of Parent (“Acquisition Sub”), Merger Sub was merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and as a wholly owned subsidiary of Parent.  Parent is an affiliate of Privet Fund LP and Privet Fund Management LLC.  The events described in this Current Report on Form 8-K took place in connection with the completion of the Merger.

Item 1.02.                                        Termination of a Material Definitive Agreement.

In connection with the closing of the Merger, the Company repaid in full and terminated its existing domestic credit facilities with M&T Bank and Chemung Canal Trust Company. The Company also repaid in full and terminated its existing foreign credit facilities with China Construction Bank and Mega International Bank, reduced to $12 million the available commitments under its line of credit with Credit Suisse and reduced to $1 million the available commitments under its line of credit with Bank of China.

Item 2.01.                                        Completion of Acquisition or Disposition of Assets.

At the effective time of the Merger (the “Effective Time”), each share of common stock of the Company, par value $0.01 per share (“Common Stock”) (other than shares of Common Stock previously owned by Privet Fund LP which were contributed to Parent prior to the Effective Time), outstanding immediately prior to the Effective Time was automatically converted into the right to receive $18.50 per share in cash, without interest (the “Merger Consideration”).  The holders of certificates or book-entry shares that immediately prior to the Effective Time represented Common Stock ceased to have any rights with respect to the Common Stock other than the right to receive, upon surrender of such certificates or book-entry shares, the Merger Consideration.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which is attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 13, 2018 and is incorporated by reference herein, and the full text of Amendment No. 1 to the Merger Agreement, which is attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on May 16, 2018 and is incorporated by reference herein.

The information set forth under the Introductory Note and Item 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.01.                                        Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Prior to the Effective Time, shares of the Company’s Common Stock were listed and traded on the NASDAQ Global Select Market (“NASDAQ”) under the trading symbol “HDNG.”  As a result of the Merger, the Company no longer fulfills the listing requirements of NASDAQ.  On the Closing Date, the Company notified NASDAQ that the Merger had been completed and requested that NASDAQ (i) suspend trading of the Common Stock on NASDAQ, (ii) withdraw the Common Stock from listing on NASDAQ prior to the open of trading on May 29, 2018, and (iii) file with the SEC a notification of removal from listing on Form 25 to delist the Common Stock from NASDAQ and deregister the Common Stock under Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”).  NASDAQ filed a Form 25 to delist the Common Stock from NASDAQ and deregister the Common Stock under Section 12(b) of the Exchange Act on May 25, 2018.  As a result, the Common Stock is no longer listed on NASDAQ.

Additionally, the Company intends to file with the SEC certifications on Form 15 under the Exchange Act requesting the deregistration of the Common Stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Section 15(d) of the Exchange Act as promptly as practicable.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03.                                        Material Modification to Rights of Security Holders.

The information set forth in Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01.                                        Changes in Control of Registrant.

As a result of the Merger, a change in control of the Company occurred, and the Company is now a wholly owned subsidiary of Parent.

The information set forth in Items 2.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the Merger Agreement, as a result of the Merger, certain existing directors of the Company, B. Christopher DiSantis, Charles P. Dougherty, Richard R. Burkhart,  James Silver, R. Tony Tripeny and Mitchell I. Quain, resigned from the Board of Directors of the Company (the “Board”) and any and all committees of the Board on which they served, effective as of the Effective Time.  Such resignations were not related to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.  Ryan J. Levenson and Benjamin L. Rosenzweig continued as members of the Board of Directors following the Effective Time.

Item 5.03.                                        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Effective Time, the bylaws of the Company as in effect immediately prior to the Effective Time were amended and restated in accordance with the terms of the Merger Agreement.  On May 25, 2018, following the Effective Time, the certificate of incorporation of the Company as in effect immediately prior to the Effective Time was restated in accordance with the terms of the Merger Agreement.

A copy of the restated certificate of incorporation and bylaws of the Company in effect following the effective time are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 8.01.                                        Other Events.

On May 29, 2018, the Company issued a press release announcing the completion of the Merger.  The press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01.                                      Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description of Document

2.1

Agreement and Plan of Merger, dated as of February 12, 2018, by and among Hardinge Holdings, LLC, Hardinge Merger Sub, Inc., and Hardinge Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Hardinge Inc. with the SEC on February 13, 2018).

2.2

Amendment No. 1 to the Agreement and Plan of Merger, dated as of May 16, 2018, by and among Hardinge Holdings, LLC, Hardinge Merger Sub, Inc., and Hardinge Inc. (incorporated herein by reference to Exhibit 2.1 of the Current Report on Form 8-K filed by Hardinge Inc. on May 16, 2018)

3.1	Restated Certificate of Incorporation of Hardinge Inc.

3.2	Amended and Restated Bylaws of Hardinge Inc.

99.1	Press Release of Hardinge Inc., issued May 29, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARDINGE INC.

Date: May 29, 2018	/s/ Charles P. Dougherty
Charles P. Dougherty
President and Chief Executive Officer